Exhibit 15


August 7, 2003

Merrill Lynch & Co., Inc.
4 World Financial Center
New York, NY 10080


We have made a review, in accordance with standards established by the American Institute of Certified Public Accountants, of the unaudited interim condensed consolidated financial information of Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch") as of June 27, 2003 and for the three-month and six-month periods ended June 27, 2003 and June 28, 2002, as indicated in our report dated August 7, 2003; because we did not perform an audit, we expressed no opinion on that information.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended June 27, 2003, is incorporated by reference in the following Registration Statements, as amended:

Filed on Form S-8:

         Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

         Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

         Registration Statement No. 33-33336 (Long-Term Incentive Compensation
            Plan)

         Registration Statement No. 33-51831 (Long-Term Incentive Compensation
            Plan)

         Registration Statement No. 33-51829 (401(k) Savings and Investment
            Plan)

         Registration Statement No. 33-54154 (Non-Employee Directors' Equity
            Plan)

         Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
            (Puerto Rico))

         Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
            Compensation Plan for a Select Group of Eligible Employees)

         Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

         Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a Select Group of Eligible Employees)

         Registration Statement No. 333-00863 (401(k) Savings & Investment Plan)

         Registration Statement No. 333-09779 (1997 Deferred Compensation Plan
            For a Select Group of Eligible Employees)

         Registration Statement No. 333-13367 (Restricted Stock Plan for Former
            Employees of Hotchkis and Wiley)

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         Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
            Plan for a Select Group of Eligible Employees)

         Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for Non-Employee Directors)

         Registration Statement No. 333-18915 (Long-Term Incentive Compensation
            Plan for Managers and Producers)

         Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a Select Group of Eligible Employees)

         Registration Statement No. 333-33125 (Employee Stock Purchase Plan for
            Employees Of Merrill Lynch Partnerships)

         Registration Statement No. 333-41425 (401(k) Savings & Investment Plan)

         Registration Statement No. 333-56291 (Long-Term Incentive Compensation
            Plan for Managers and Producers)

         Registration Statement No. 333-60211 (1999 Deferred Compensation Plan for a Select Group of Eligible Employees)

         Registration Statement No. 333-62311 (Replacement Options; Midland
            Walwyn Inc.)

         Registration Statement No. 333-85421 (401(k) Savings and Investment
            Plan)

         Registration Statement No. 333-85423 (2000 Deferred Compensation Plan
            For a Select Group of Eligible Employees)

         Registration Statement No. 333-92663 (Long-Term Incentive Compensation
            Plan for Managers and Producers)

         Registration Statement No. 333-44912 (2001 Deferred Compensation Plan for a Select Group of Eligible Employees)

         Registration Statement No. 333-64676 (1986 Employee Stock Purchase
            Plan)

         Registration Statement No. 333-64674 (Long-Term Incentive Compensation
            Plan for Managers and Producers)

         Registration Statement No. 333-68330 (2002 Deferred Compensation Plan for a Select Group of Eligible Employees)

Filed on Form S-3:

         Debt Securities, Warrants, Common Stock, Preferred Securities, and/or
            Depository Shares:

         Registration Statement No. 33-54218

         Registration Statement No. 2-78338

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         Registration Statement No. 2-89519

         Registration Statement No. 2-83477

         Registration Statement No. 33-03602

         Registration Statement No. 33-17965

         Registration Statement No. 33-27512

         Registration Statement No. 33-33335

         Registration Statement No. 33-35456

         Registration Statement No. 33-42041

         Registration Statement No. 33-45327

         Registration Statement No. 33-45777

         Registration Statement No. 33-49947

         Registration Statement No. 33-51489

         Registration Statement No. 33-52647

         Registration Statement No. 33-55363

         Registration Statement No. 33-60413

         Registration Statement No. 33-61559

         Registration Statement No. 33-65135

         Registration Statement No. 333-13649

         Registration Statement No. 333-16603

         Registration Statement No. 333-20137

         Registration Statement No. 333-25255

         Registration Statement No. 333-28537

         Registration Statement No. 333-42859

         Registration Statement No. 333-44173

         Registration Statement No. 333-59997

         Registration Statement No. 333-68747

         Registration Statement No. 333-38792

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         Registration Statement No. 333-52822

         Registration Statement No. 333-83374

         Registration Statement No. 333-105098

         Medium Term Notes:

         Registration Statement No.  2-96315

         Registration Statement No. 33-03079

         Registration Statement No. 33-05125

         Registration Statement No. 33-09910

         Registration Statement No. 33-16165

         Registration Statement No. 33-19820

         Registration Statement No. 33-23605

         Registration Statement No. 33-27549

         Registration Statement No. 33-38879

Other Securities:

         Registration Statement No. 333-02275 (Long-Term Incentive Compensation
            Plan)

         Registration Statement No. 333-24889 (Long-Term Incentive Compensation
            Plan, and Long-Term Incentive Compensation Plan for Managers and Producers)

         Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

         Registration Statement No. 333-59263 (Exchangeable Shares of Merrill
            Lynch & Co., Canada Ltd. re: Midland Walwyn Inc.)

         Registration Statement No. 333-67903 (Howard Johnson & Company Resale)

         Registration Statement No. 333-45880 (Herzog, Heine, Geduld, Inc.
            Resale)


We are also aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of a Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.



/s/ Deloitte & Touche LLP
New York, New York

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